UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 8, 2009
ECHOSTAR CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA	001-33807	26-1232727
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

100 INVERNESS TERRACE E. ENGLEWOOD, COLORADO (Address of principal executive offices)	80112 (Zip Code)
(303) 706-4000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.	Termination of a Material Definitive Agreement.

On March 11, 2008, EchoStar Corporation (“EchoStar”) entered into a transponder service agreement (the “Bell Transponder Agreement”) with Bell ExpressVu Inc., in its capacity as General Partner of Limited Partnership (“Bell ExpressVu”), which provided, among other things, for the provision by Bell ExpressVu to EchoStar of service on sixteen (16) BSS transponders on the Nimiq 5 satellite at the 72.7° W.L. orbital location, all in accordance with the terms and conditions of the Bell Transponder Agreement. On September 15, 2009, EchoStar entered into a transponder service agreement (the “Telesat Transponder Agreement”) with Telesat Canada (“Telesat”), which provides, among other things, for the provision by Telesat to EchoStar of service on all thirty-two (32) BSS transponders on the Nimiq 5 satellite, all in accordance with the terms and conditions of the Telesat Transponder Agreement.  As disclosed in EchoStar’s Current Report on Form 8-K filed September 18, 2009, upon the occurrence of certain events, the Bell Transponder Agreement would terminate and the Telesat Transponder Agreement would become effective.   As of October 8, 2009, the Bell Transponder Agreement terminated and the Telesat Transponder Agreement became effective.   The Nimiq 5 satellite was placed into service on October 10, 2009.

Additionally, on March 11, 2008, EchoStar entered into a transponder service agreement with DISH Network L.L.C. (“DISH L.L.C.”), a wholly-owned subsidiary of DISH Network Corporation (“DISH Network”), pursuant to which DISH L.L.C. will receive service from EchoStar on the sixteen (16) BSS transponders covered by the Bell Transponder Agreement (the “DISH Bell Agreement”). DISH Network guaranteed certain obligations of EchoStar under the Bell Transponder Agreement. On September 15, 2009, EchoStar agreed with DISH L.L.C., that DISH L.L.C. would receive service from EchoStar on all thirty-two (32) of the BSS transponders covered by the Telesat Transponder Agreement (the “DISH Telesat Agreement”). DISH Network also guaranteed certain obligations of EchoStar under the Telesat Transponder Agreement.  As disclosed in EchoStar’s Current Report on Form 8-K filed September 18, 2009, upon the occurrence of certain events, the DISH Bell Agreement would terminate and the DISH Telesat Agreement would become effective.   As of October 8, 2009, the DISH Bell Agreement terminated and the DISH Telesat Agreement became effective.  DISH Network was EchoStar’s former parent corporation and is an affiliate of EchoStar by virtue of their common controlling shareholder, Charles W. Ergen. In addition, certain officers and directors of DISH Network, including Charles W. Ergen, are also directors and officers of EchoStar.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHOSTAR CORPORATION
Date: October 14, 2009	By:	/s/ R. Stanton Dodge
R. Stanton Dodge
Executive Vice President, General Counsel and Secretary